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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ENHERENT CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Douglas A. Catalano
Chairman, Chief Executive Officer and President

April 8, 2004

Dear enherent Stockholder:

        On behalf of your Board of Directors and your management, I cordially invite you to attend the 2004 Annual Meeting of Stockholders of enherent Corp. The meeting will be held on May 5, 2004 at 2:00 p.m. EDT, at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut, 06095.

        Enclosed are the Notice of Meeting and Proxy Statement relating to the Annual Meeting, along with the 2003 Annual Report to Stockholders on Form 10-K. Information regarding the matters to be voted upon at the meeting is set forth in the Notice of Meeting and Proxy Statement.

        Your vote is important to us. Whether or not you plan to attend the meeting, please complete and return the attached proxy card in the enclosed envelope. Please note that your completed proxy will not prevent you from attending the meeting and voting in person should you so choose.

        We look forward to seeing you at the meeting.

Sincerely,
/s/ DOUGLAS A. CATALANO Douglas A. Catalano

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2004

To the Stockholders of
enherent Corp.:

        The Annual Meeting of Stockholders of enherent Corp. ("enherent" or the "Company") will be held at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut, 06095 on May 5, 2004 at 2:00 p.m. EDT, for the following purposes:

  1.
  To elect two (2) directors for a three-year term as described in the accompanying proxy materials;

  2.
  To ratify the appointment of Ernst & Young LLP as auditors to audit the accounts of the Company for 2004; and

  3.
  To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 15, 2004 are entitled to vote at the meeting. A complete list of those stockholders will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the principal executive offices of enherent Corp., 80 Lamberton Rd., Windsor, CT, 06095, for a period of 10 days prior to the meeting.

        Your attention is directed to the accompanying Proxy Statement and proxy.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

By order of the Board of Directors
/s/ FELICIA A. NORVELL Secretary

April 8, 2004

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2004

        The enclosed proxy is solicited by the Board of Directors of enherent Corp. ("enherent" or the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 5, 2004, or any adjournments thereof (the "Annual Meeting"). A stockholder returning a proxy may revoke it at any time prior to the voting at the Annual Meeting by notifying the Secretary of the Company in writing. A proxy returned by a stockholder, which is not subsequently revoked, will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on a returned and duly executed proxy, the shares represented by the proxy will be voted FOR the election of the two nominees for director proposed by the Board of Directors and set forth herein, FOR the ratification of the appointment of Ernst & Young LLP as the independent public accountants of enherent for 2004, and in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

        Only stockholders of record at the close of business on March 15, 2004 are entitled to notice of and to vote at the Annual Meeting. As of March 15, 2004, enherent's classes of capital stock consisted of Common Stock and the Series A Senior Participating Redeemable Convertible Preferred Stock outstanding that is entitled to vote, together with the Common Stock, on an as-converted basis. The following table indicates, as of March 15, 2004, the number of issued and outstanding shares of each class of capital stock and each class's associated voting power:

	ISSUED AND OUTSTANDING	AS-CONVERTED VOTING POWER
Common Stock	17,718,854	17,718,854
Series A Senior Participating Redeemable Convertible Preferred Stock	7,000,000	7,000,000

Total Votes Eligible		24,718,854

        A majority of shares of Common Stock, including, for this purpose, the shares of Common Stock issuable upon conversion of the Series A Senior Participating Redeemable Convertible Preferred Stock, must be represented at the meeting, in person or represented by proxy, and will constitute a quorum for the transaction of business at the Annual Meeting. With the exception of the election of directors, which requires a plurality of the votes cast, the affirmative vote of a majority of the votes cast at the meeting is required for each item set forth in the Notice of Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting. For the purpose of determining whether a proposal (except for the election of directors) has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (broker non-votes), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

        This Proxy Statement and the enclosed form of proxy are being mailed on or about April 8, 2004 to stockholders entitled to notice of, and to vote at, the Annual Meeting. The mailing address of enherent's principal executive offices is 80 Lamberton Rd., Windsor, CT 06095.

        The cost of soliciting proxies will be borne by enherent. In addition to solicitation by mail, employees of enherent, without extra remuneration, may solicit proxies in person or by telephone. Mellon Investor Services, LLC has been retained by enherent to assist in the solicitation of proxies for a fee of $4,250 plus reimbursement of expenses. enherent may also reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

ELECTION OF DIRECTORS

        enherent's Certificate of Incorporation provides for three classes of directors to be as nearly equal in number as possible, with each class serving a three-year term and with one class being elected each year. Currently, the Board of Directors is comprised of four members. The two Class I directors whose terms expire at the Annual Meeting are Douglas K. Mellinger and Douglas A. Catalano. The Board of Directors has nominated Messrs. Mellinger and Catalano for re-election as Class I directors. The terms of these directors, if elected, will expire at the Annual Meeting of Stockholders in 2007, or at such times as their successors are elected and qualified. Other directors will continue in office until the expiration of the terms of their classes at the Annual Meeting of Stockholders in 2005 and 2006, as the case may be.

        In the event that any of the nominees for director should become unavailable for nomination or election, the persons designated as proxies will have full discretion to cast votes for another person designated by the Board of Directors, unless the Board of Directors reduces the number of directors. If properly executed and timely returned, the accompanying proxy will be voted FOR the election of the two nominees set forth below.

        Certain information as of March 15, 2004 with respect to the nominees for directors and as to each current director in the classes continuing in office is shown below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
EACH OF THE NOMINEES FOR DIRECTOR.

Nominees for Class I Directors for a Three-Year Term Expiring at the Annual Meeting in 2007

Douglas K. Mellinger, 39

        Douglas K. Mellinger founded PRT Corp. of America, enherent's predecessor, in 1989 and was CEO from its inception until June 1999. Mr. Mellinger has been a director of enherent since 1989 and was named Vice Chairman of enherent on February 10, 2004. In April 2000, Mr. Mellinger was one of the founders of Foundation Source, a philanthropic solutions company. Mr. Mellinger became Chairman of Foundation Source in April 2001 and CEO of Foundation Source in August 2001. As of July 1, 2003, Mr. Mellinger changed his positions in Foundation Source to Vice Chairman and Founder. Mr. Mellinger is founder and Partner of Zeno Ventures, a holding company. Mr. Mellinger was a Partner of Interactive Capital, an investment company, between July, 2000 and August 2001. Prior to starting enherent, Mr. Mellinger was the National and International Director of the Association of Collegiate Entrepreneurs. Mr. Mellinger was the Chairman of the National Commission on Entrepreneurship in Washington, D.C. and on the Board of The Kauffman Center for Entrepreneurial Leadership. Mr. Mellinger is on the Advisory Board for the London Business School. Mr. Mellinger is the past International President of the Young Entrepreneurs' Organization and a member of the Young Presidents' Organization.

Douglas A. Catalano, 53

        Douglas A. Catalano is Chairman, Chief Executive Officer and President of enherent as of February 16, 2004. Mr. Catalano served as Interim CEO of enherent from October 15, 2003 to February 16, 2004. He is a 25-year consulting and IT services veteran with successful extensive experience in the professional services, systems integration, outsourcing and software industries. Mr. Catalano is former President of CSC Consulting (a division of Computer Sciences Corporation). During his 15 years at CSC Consulting, Mr. Catalano held various positions, including President from 1990 through 1996. He was the former President and CEO of Peritus Software Services, a provider of software maintenance solutions. As CEO, he took Peritus public and helped reposition the firm as an outsourcing services provider. Mr. Catalano also was former CEO and President and is currently Chairman of Granitar, Inc. He is also a board member of Granitar, Inc. and enherent Corp. Mr. Catalano graduated from Northeastern University's College of Business Administration with a B.S. in Finance.

Members of Board of Directors Continuing in Office
Class III
Term Expiring at the Annual Meeting in 2005

        There are currently no Class III Directors as Robert D. Merkl resigned for personal reasons on February 10, 2004.

Class II
Term Expiring at the Annual Meeting in 2006

Robert P. Forlenza, 48

        Robert P. Forlenza has been a Director of enherent since November 1996. Since 1995, Mr. Forlenza has also served as Vice President of Tudor Investment Corporation and Managing Director of the Tudor Private Equity Group. Prior to joining Tudor, Mr. Forlenza was a Vice President at Carlisle Capital Corporation from 1989 to 1994. Mr. Forlenza graduated from Harvard University Graduate School of Business Administration in 1982 with a M.B.A. and from Washington and Lee University in 1978 with a B.S. in Business Administration and Accounting.

Irwin J. Sitkin, 74

        Irwin J. Sitkin has been a Director of enherent since July 1990. In 1989 he retired as Vice President, Corporate Administration of Aetna Life and Casualty after 35 years with the company. Since retiring, Mr. Sitkin has been a consultant to, among others, Unisys, Memorex Telex Corporation, Amdahl Corporation, Digital Equipment Corporation, IBM and Northern Telcom Inc. Mr. Sitkin is an honorary trustee of the Computer Museum, University of Hartford's Ward College of Technology and the Northern Middlesex County (CT) YMCA and an active member of the Society for Information Management (SIM). Mr. Sitkin graduated from Cornell University in 1952 with a B.S. in Economics.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding the beneficial ownership of enherent common stock as of March 15, 2004 by each director and nominee for director, the executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group. Except as set forth below, each of the individuals listed below has sole voting and investment power over such shares and is the owner of less than one percent of the outstanding shares of enherent common stock. The business address of each director and executive officer is: c/o enherent Corp., 80 Lamberton Rd., Windsor, CT 06095.

Director and Executive Officer enherent Common Stock Ownership

Name and Address of Beneficial Owner	Number of Shares Owned	Right to Acquire(1)	Shares Beneficially Owned(2)	Restricted Stock(3)	Percent of Outstanding Shares
Douglas A. Catalano	0	100,000	100,000		*
Robert P. Forlenza	0	70,000	70,000		*
Douglas K. Mellinger	1,880,290	50,000	1,930,290		11
Robert D. Merkl	0	0(4)
James C. Minerly	0	0
Felicia A. Norvell	3,000	21,666	24,666		*
Irwin J. Sitkin	5,000(5)	78,500	83,500		*
Directors and executive officers of enherent Corp. 7 persons	1,888,290	320,166	2,208,456		12

*less than 1%

(1)
Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. These rules require that we consider all shares of common stock that can be issued under convertible securities, warrants or options currently or within 60 days ("common stock equivalents") to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but do not consider those securities to be outstanding for computing the percentage ownership of any other person. Each owner's percentage is calculated by dividing the number of shares owned by that owner plus the number of shares that can be acquired (by exercise or conversion) by that owner within 60 days by the sum of the number of shares of outstanding common stock, 17,718,854, and the number of shares that owner has the right to acquire/convert within 60 days.
(3)
No one set forth in the table above owns any restricted shares of stock.
(4)
Mr. Merkl exercised 166,666 stock options that vested on October 15, 2003 in accordance with a vote by the Board of Directors to allow the stock options to vest early due to Mr. Merkl's termination of his employment from the Company. The stock options were acquired and divested in a cashless exercise between January 7, 2004 and January 14, 2004.
(5)
These 5,000 shares are held by the Sitkin Family Foundation, for which Mr. Sitkin disclaims beneficial ownership.

5% Beneficial Owners

        The following table sets forth certain information regarding the beneficial ownership of enherent common stock as of March 15, 2004 by each person or group known to enherent to beneficially own more than 5% of the outstanding common stock, as well as the outstanding Series A Senior Participating Redeemable Convertible Preferred Stock.

Name and Address of Beneficial Owner	Number of Shares Owned	Right to Acquire(1)	Shares Beneficially Owned(2)	Percent of Class	Series A Preferred Stock	Percent of Class
Douglas K. Mellinger C/O enherent Corp. 80 Lamberton Rd. Windsor, CT 06095	1,880,290	50,000	1,930,290	11
Paul L. Mellinger 11111 Santa Monica Blvd, Suite 1210 Los Angeles, CA 90025	2,043,080		2,043,080	12
Gregory S. Mellinger 458 Boston Street, Suite 2-6 Topsfield, MA 01983	1,785,980		1,785,980	10
Tudor BI Global Portfolio Ltd. 40 Rowes Wharf Boston, MA 02110	4,512,300	1,875,000	6,387,300(3)	27	3,750,000	54
Primesoft LLC 8603 Westwood Center Drive, Suite 200 Vienna, VA 22182	2,750,000	1,875,000	4,625,000(4)	21	2,750,000	39
Rho Management, Inc. 152 West 57th Street, 23rd Floor New York, NY 10019	1,103,308		1,103,308	6

(1)
Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. These rules require that we consider all shares of common stock that can be issued under convertible securities, warrants or options currently or within 60 days ("common stock equivalents") to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but do not consider those securities to be outstanding for computing the percentage ownership of any other person. Each owner's percentage is calculated by dividing the number of shares owned by that owner plus the number of shares that can be acquired (by exercise or conversion) by that owner within 60 days by the sum of the number of shares of outstanding common stock, 17,718,854, and the number of shares that owner has the right to acquire/convert within 60 days.
(3)
Consists of 3,750,000 shares issuable upon conversion of Series A Senior Participating Redeemable Convertible Preferred Stock held by Tudor BVI Global Portfolio Ltd., Raptor Global Portfolio Ltd., and Tudor Arbitrage Partners L/P (collectively "Tudor"). Also includes 1,875,000 shares subject to warrants currently exercisable or exercisable within 60 days of the date hereof. Tudor's percentage of the number of common shares beneficially owned is calculated by dividing Tudor's total number of shares beneficially held, 6,387,300, by the sum of enherent's outstanding common stock, 17,718,854 plus the number of shares of common stock that Tudor has the right to acquire upon exercise or conversion within 60 days, 5,625,000.

(4)
Consists of 2,750,000 shares issuable upon conversion of Series A Senior Participating Redeemable Convertible Preferred Stock held by Primesoft. Also includes 1,875,000 shares subject to warrants currently exercisable or exercisable within 60 days of the date hereof. Primesoft's percentage of the number of common shares beneficially owned is calculated by dividing Primesoft's total number of shares beneficially held, 4,625,000 by the sum of enherent's outstanding common stock, 17,718,854, plus the number of shares of common stock that Primesoft has the right to acquire upon exercise or conversion within 60 days, 4,625,000.

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

        The Board of Directors held eight meetings in 2003. All current directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they are members. The Company has an Audit Committee, a Compensation Committee and a Nominating Committee.

        AUDIT COMMITTEE. The Audit Committee is currently comprised of Robert P. Forlenza and Irwin Sitkin, both of whom are "independent" as that term is defined under New York Stock Exchange listing standards. The Board of Directors has determined that Mr. Forlenza is a financial expert as that term has been defined by the Securities Exchange Commission in Regulation S-K. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by enherent (including resolution of disagreements between enherent's management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other attest services for enherent. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm.

        The Audit Committee has adopted a policy that requires the advance approval of all audit, audit-related tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

        The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met on two occasions during the year ended December 31, 2003.

        COMPENSATION COMMITTEE. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for the officers and key employees of the Company. The Compensation Committee also administers the Company's Amended and Restated 1996 Stock Option Plan (the "Stock Option Plan"). The members of the Compensation Committee are Douglas K. Mellinger, Irwin J. Sitkin and Robert Forlenza, all of whom are non-employee directors. During 2003, the Compensation Committee met three times.

        NOMINATING COMMITTEE. The Nominating Committee is responsible for preparing a list of candidates to fill the expiring terms of directors on the enherent Board of Directors. The Nominating Committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The nominees are then submitted for election at the Annual Meeting of stockholders. The Nominating Committee also submits to the entire Board of Directors a list of candidates to fill any interim vacancies on the Board resulting from the departure of a Board member for any reason prior to the expiration of his term. In recommending candidates for the enherent Board of directors, the Nominating Committee keeps in mind the functions of this body, as well as any Nominating Agreements entered into by enherent Corp. The Nominating Committee considers various criteria, including the ability of the individual to meet the New York Stock Exchange "independence" requirements, general business experience, general financial experience, knowledge of the Company's industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director candidates recommended by a stockholder if the stockholder mails timely notice to the secretary of the corporation at its principal offices, which notice includes (I) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee's qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected (v) whether such nominee meets the definition of an "independent" director under New York Stock Exchange listing standards and (vi) the name, address, class and number of shares of Company stock held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The members of the Nominating Committee are Douglas K. Mellinger and Robert Forlenza. During 2003, the Nominating Committee met one time. The Nominating Committee met once in February 2004 and at that meeting determined to recommend Messrs. Mellinger and Catalano for re-election to the Board. The Nominating Committee Charter is attached hereto as "Annex A."

STOCKHOLDER COMMUNICATIONS

        The Board of Directors welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may send a letter to the Chairman of the Board of Directors of enherent Corp., at 80 Lamberton Rd., Windsor, Connecticut 06095. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board of Directors no later than the next regularly scheduled Board of Directors meeting.

        The Company has no policy with respect to director attendance at annual meetings.

DIRECTOR COMPENSATION

        Directors are not entitled to fees for serving on the Board of Directors or committees thereof. All directors, however, are reimbursed for travel expenses incurred in connection with attending Board and committee meetings. In addition, under the terms of the Company's Stock Option Plan, prior to December 1999, directors who were not executive officers of the Company were automatically granted annually options to purchase up to 3,000 shares of enherent Common Stock. In December 1999, the Board of Directors approved an increase in the number of options granted to directors annually to options to purchase up to 20,000 shares of enherent Common Stock.

EXECUTIVE OFFICERS

        The following table sets forth the executive officers of the Company and their ages as of December 31, 2003 (collectively, the "Management").

Name	Age	Position with the Company
Douglas A. Catalano	53	Chairman, Chief Executive Officer and President
James C. Minerly	50	Senior Financial Officer
Felicia A. Norvell	43	General Counsel, Corporate Secretary

        Douglas A. Catalano is Chairman, Chief Executive Officer and President of enherent as of February 16, 2004. Mr. Catalano served as Interim CEO of enherent from October 15, 2003 to February 16, 2004. He is a 25-year consulting and IT services veteran with successful extensive experience in the professional services, systems integration, outsourcing and software industries. Mr. Catalano is former President of CSC Consulting (a division of Computer Sciences Corporation). During his 15 years at CSC Consulting, Mr. Catalano held various positions, including President from 1990 through 1996. He was the former President and CEO of Peritus Software Services, a provider of software maintenance solutions. As CEO, he took Peritus public and helped reposition the firm as an outsourcing services provider. Mr. Catalano also was former CEO and President and is currently Chairman of Granitar, Inc. He is also a board member of Granitar, Inc. and enherent Corp. Mr. Catalano graduated from Northeastern University's College of Business Administration with a B.S. in Finance.

        James C. Minerly has served as Senior Financial Officer, Controller and Treasurer of enherent Corp. since May 30, 2003. Mr. Minerly replaced George Warman during the transitioning of the finance and accounting functions from Dallas, Texas to enherent's corporate headquarters in Windsor, Connecticut. Mr. Minerly joined enherent Corp. from Scientific Components Corporation, an international semiconductor manufacturer, where he served as assistant controller from February 2002. From January 2000 to December 2001 Mr. Minerly was assistant controller for Icon Capital Corporation, the managing general partner for a number of equipment leasing partnerships. From December 1998 to December 1999 he was Controller for Orion Telecommunications Corporation, a telecommunications start up venture. Prior to 1999 Mr. Minerly was with ITT Corporation for over 10 years, serving last as assistant controller at an electrical components manufacturing facility. In all of Mr. Minerly's positions he has had responsibility for SEC and financial reporting, analysis and corporate accounting. Mr. Minerly received his Bachelor's of Science degree from Fordham University in New York City in 1975.

        Felicia A. Norvell has served as General Counsel and Corporate Secretary of enherent Corp. since August 2002. Ms. Norvell served as Staff Attorney for enherent Corp. from February 2001 until August 2002. Ms. Norvell joined enherent Corp from TimesThree Inc., a cellular location services company, where she served as Staff Attorney from November 1, 2000 to January 31, 2001. In addition to a corporate practice background, Ms. Norvell has 15 years experience as a trial attorney in several areas, including criminal defense, criminal prosecution and insurance defense. Ms. Norvell earned her bachelor's degree in Political Science from the University of Oklahoma and her Juris Doctorate degree from the University of Oklahoma College of Law in Norman, Oklahoma.

EXECUTIVE COMPENSATION

Report of Compensation Committee

        The Compensation Committee of the Board of Directors (the "Committee"), which is comprised entirely of non-employee directors, is responsible for the establishment and administration of the compensation programs for enherent's executive officers, including the Chief Executive Officer. The Committee met three times in 2003 to address items related to the compensation and benefits of enherent's executive officers.

Compensation Philosophy; CEO Compensation

        The Committee has adopted a compensation philosophy based on the premise that executives should receive competitive compensation determined by reference to both enherent's performance and the individual's contribution to that performance. Compensation plans and programs are intended to motivate and reward executives for long-term strategic management and the enhancement of stockholder value, support a performance-oriented environment that rewards achievement of internal business goals and attract and retain executives whose abilities are critical to the long-term success and competitiveness of enherent.

        enherent's compensation programs are designed to provide executives with a competitive earnings opportunity, with earnings linked to the short-term and long-term performance of enherent. The Committee has developed executive compensation principles to provide guidance in the design and operation of the senior management compensation plans and in the review of executive performance. enherent's executive compensation program consists of three key elements: (a) base salary; (b) short-term incentives, i.e., annual bonus; and (c) long-term incentives, i.e., stock options.

        The Committee sets salary levels at levels that it believes are competitive with salaries offered by other entities with similar size and in similar industries. As the Company's total revenues have decreased, the base salary payable to its Chief Executive Officer has decreased.

        The Committee believes that it is important to offer members of senior management short-term incentive compensation in the form of bonuses based on performance targets for the Company and/or the individual. Therefore, the Chief Executive Officer and most of the Company's senior management are entitled to receive a performance bonus based on achievement of targeted objectives. In the case of the Company's Chief Executive Officer, the Company has established performance targets based on revenues, cash on hand and earnings before interest, taxes, depreciation and amortization. The Chief Executive Officer's annual target bonus opportunity is $125,000.

        Finally, the Committee believes that the use of stock options as long-term incentive compensation aligns the interests of senior management and the Company's stockholders. The Chief Executive Officer and each member of senior management hold what the Committee considers to be a substantial number of stock options.

        The factors the Committee considered in determining the CEO compensation for 2003 are included in the preceding discussion.

        Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation to the Chief Executive Officer and the four other most highly compensated officers in excess of $1 million per year, provided, however, that certain "performance-based" compensation may be excluded from such $1 million limitation. While neither the Chief Executive Officer nor the four other most highly compensated officers of the Company earned in excess of $1 million in fiscal year 2003, the Committee intends to structure future annual cash bonus awards and stock option grants under the Stock Option Plan in a manner designed to make such awards "performance-based" compensation to the extent practicable.

Douglas K. Mellinger, Compensation Committee Member
Irwin J. Sitkin, Compensation Committee Member
Robert Forlenza, Compensation Committee Member

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is composed of Douglas K. Mellinger, Robert Forlenza and Irwin J. Sitkin, none of whom are employees or current officers of enherent. Mr. Mellinger was CEO of enherent until June 1999. No executive officer of the Company served as a member of the compensation committee of, or as a director of, another entity, one of the executive officers of which served either on the Compensation Committee or the Board.

Performance Graph

        The following graph compares the cumulative total stockholder return on enherent common stock, including reinvestment of dividends for the 5 years ending December 31, 2003, with the cumulative total return of the Russell 2000 index and a peer group index assuming an investment of $100 for the 5 years ending December 31, 2003.

        THE FOLLOWING GRAPH IS PRESENTED IN ACCORDANCE WITH SECURITIES AND EXCHANGE COMMISSION REQUIREMENTS. STOCKHOLDERS ARE CAUTIONED AGAINST DRAWING ANY CONCLUSIONS FROM THE DATA CONTAINED THEREIN, AS PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. THIS GRAPH IN NO WAY REFLECTS ENHERENT'S FORECAST OF FUTURE FINANCIAL PERFORMANCE.

Comparison of Cumulative Total Return Since Publicly Traded

DIVIDEND REINVESTED TOTAL RETURN

Company/Index Name	12/31/1998	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

enherent Corp.	$100	$72.92	$31.27	$7.33	$3.00	$3.17
Peer Index	$100	$80.11	$16.08	$17.12	$10.25	$26.44
Russell 2000 Index	$100	$119.59	$114.43	$115.60	$90.65	$131.78

  Peer Index (CVNS, CHRZ, IGTE, ITIG)

        Notwithstanding anything to the contrary set forth in any of enherent's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the foregoing Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

Summary Compensation Table

        The following Summary Compensation Table sets forth information with respect to the compensation paid by enherent during each of the three years ended December 31, 2003, 2002 and 2001 to (i) each individual who served as Chief Executive Officer during the fiscal year ended December 31, 2003, and (ii) each of the other executive officers of enherent whose total salary and bonus exceeded $100,000 during 2003 and who were serving as executive officers as of December 31, 2003:

	Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Number of Securities Underlying Options (#)	All Other Compensation ($)(1)
Robert D. Merkl(2) Chairman, President and Chief Executive Officer	2003 2002 2001	152,000 192,000 155,625	24,000 20,000 32,324	0 0 0	0 500,000 100,000	5,590 0 0
Douglas A. Catalano(3) Chairman, Chief Executive Officer and President	2003	37,500	0	0	400,000	0
James C. Minerly(4) Senior Financial Officer, Treasurer	2003	65,288

(1)
This amount reflects expenses and housing costs.
(2)
Mr. Merkl's employment began in February 2000 as Senior Vice President, Operations. Mr. Merkl was named Chief Operating Officer and Executive Vice President effective August 2, 2001. Mr. Merkl became President of enherent Corp. on March 7, 2002, and Chairman and Chief Executive Officer effective September 10, 2002 and served as Chairman, President and Chief Executive Officer until he resigned from the Company effective October 15, 2003.
(3)
Mr. Catalano's employment began on October 15, 2003 as Interim Chief Executive Officer under an arrangement providing for payments on a per diem basis.
(4)
Mr. Minerly's employment began in May 2003. Mr. Minerly was named Senior Financial Officer and Treasurer effective May 30, 2003.

Option Grants in Last Fiscal Year

        The following table sets forth information concerning the grant of stock options to each of the named executive officers during the last fiscal year.

Option Grants In Last Fiscal Year

INDIVIDUAL GRANTS					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)

Robert D. Merkl	0	0	0
Douglas A. Catalano	400,000	100%	0.08	2013	20,125	51,000
James C. Minerly	0	0	0

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        The following table sets forth information concerning the exercise of stock options during the last fiscal year by each of the named executive officers and year-end values of unexercised options.

Name	Number of Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1) Exercisable/Unexercisable

Robert D. Merkl			259,998/0	$12,500/0
Douglas A. Catalano	0	0	100,000/300,000	$2,000/$6,000
James C. Minerly	0	0
(1)
Based on the difference between the exercise price of the options and the fair-market value of the enherent common stock on December 31, 2003 ($0.10).

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        Effective May 30, 2003, James C. Minerly replaced the Company's Chief Financial Officer, George Warman, as the Company's Senior Financial Officer and Treasurer. Mr. Warman's employment terminated on June 30, 2003, pursuant to the terms of his Employment Agreement. The Company entered into an employment agreement with Mr. Minerly for a thirteen (13) month term (the "Minerly Agreement") commencing on December 1, 2003.

        Under the Minerly Agreement, Mr. Minerly serves as Senior Financial Officer and Treasurer earning a base salary of $105,000, with an annual target bonus opportunity of 20% of his annual base salary under a quarterly incentive award plan. The annual base salary will be reviewed annually by the President of the Company and increased (but not decreased) if the Board of Directors, in its discretion, determines such an increase to be appropriate.

        If Mr. Minerly's employment is terminated by the Company Without Cause (as defined in the Minerly Agreement) prior to the expiration of the term of the Minerly Agreement, the Company shall pay Mr. Minerly his salary for a period of three months. Additionally, if Mr. Minerly's employment is terminated by the Company Without Cause, (i) any incentive stock options granted to Mr. Minerly shall immediately vest and remain exercisable in accordance with the terms of the Plan, (ii) any non-qualified options held by Mr. Minerly that are vested at the date of termination will remain exercisable in accordance with the terms of the Plan and (iii) any non-qualified options held by Mr. Minerly that are not vested at the date of termination shall expire.

        If Mr. Minerly's employment is terminated by Mr. Minerly for Good Reason (as defined in the Minerly Agreement), the Company shall pay Mr. Minerly the same amounts as would have been paid had his employment been terminated Without Cause (as defined in the Minerly Agreement). The Minerly Agreement provides that in the event of a Change in Control (as defined in the Minerly Agreement) of the Company, incentive options held by Mr. Minerly shall immediately vest and remain exercisable in accordance with the terms of the Plan. All non-qualified options held by Mr. Minerly at the date of the Change in Control that are vested at that date are to remain exercisable in accordance with the terms of the Plan, and all such non-qualified options that are not vested at the date of the Change in Control shall expire. During his employment with the Company, Mr. Minerly has been awarded options to purchase 50,000 shares of Common Stock at a strike price of $0.14.

        Effective October 15, 2003, Robert D. Merkl, who served as Chairman, President and Chief Executive Officer earning a base salary of $192,000, voluntarily terminated his employment with the Company. The Compensation Committee recommended, and the Board of Directors approved, the vesting of options to purchase 166,666 shares of Common Stock at a strike price of $0.025, effective October 15, 2003. Due to his resignation, the option to purchase these shares would have expired on January 15, 2004. Mr. Merkl exercised the option to purchase these 166,666 shares on January 7, 2004 in a cashless exercise whereby he then sold all 166,666 shares between January 7 and January 14, 2004.

        Effective October 15, 2003, Douglas A. Catalano was named interim CEO of the Company. Pursuant to the terms of Mr. Catalano's interim appointment, he earned $1,250 per day and was granted an option to purchase 400,000 shares of Common Stock at a strike price of $0.08 per share. 100,000 shares vested on October 27, 2003, and options to purchase 100,000 shares will vest each year on October 27 for the next three years provided Mr. Catalano remains an officer of the Company. Mr. Catalano became a Director of the Company on August 7, 2003, and replaced Isaac Shapiro on the Board. He also became a member of the Audit Committee. Due to his appointment as interim CEO, Mr. Catalano resigned from the Audit Committee.

        Effective February 16, 2004, the Company entered into an employment agreement with Mr. Catalano (the "Catalano Agreement") for a three year term commencing February 16, 2004.

        Under the Catalano Agreement, Mr. Catalano serves as Chairman, Chief Executive Officer and President, earning a base salary of $250,000, with a quarterly target bonus opportunity of $20,000 and a year end performance bonus opportunity of $45,000.

        The Company agreed to pay over the term of the Catalano Agreement all reasonable and documented expenses incurred by Mr. Catalano in the course of and pursuant to the business of the Company. Under the Catalano Agreement, his annual base salary will be reviewed annually by the Board of Directors and increased (but not decreased) if the Board of Directors, in its discretion, determines an increase to be appropriate.

        The Catalano Agreement provides that if Mr. Catalano's employment is terminated (i) by the Company Without Cause (as defined in the Catalano Agreement), or (ii) by Mr. Catalano for Good Reason (as defined in the Catalano Agreement)) prior to the expiration of the term of the Catalano Agreement, and other than through a Change in Control, the Company would pay Mr. Catalano (i) his then-current annual base salary for six (6) months, and (ii) any earned performance bonus prorated as of the date of termination. Additionally, the Catalano Agreement provides that if Mr. Catalano's employment is terminated by the Company Without Cause or by Mr. Catalano for Good Reason, and other than through a Change in Control, (i) any incentive stock options granted to Mr. Catalano shall immediately vest and remain exercisable in accordance with the terms of the Plan, (ii) any non-qualified options held by Mr. Catalano that are vested at the date of termination will remain exercisable in accordance with the terms of the Plan and (iii) any non-qualified options held by Mr. Catalano at the date of termination that are not vested shall expire. Additionally, the Company will continue to pay it's portion of Mr. Catalano's premiums for the same or substantially similar Welfare Benefits (as defined in the Catalano Agreement).

        The Catalano Agreement provides that a Change in Control (as defined in the Catalano Agreement) in the Company during the term of the Catalano Agreement, resulting in a material adverse change in duties, responsibilities or role, or reporting relationships of Mr. Catalano would be treated as a termination by the Company Without Cause. If such termination Without Cause occurs following Change in Control, the Catalano Agreement provides that the Company would pay to Mr. Catalano (i) his then-current annual base salary for twelve (12) months, and (ii) any earned performance bonus prorated as of the date of termination. Additionally, the Catalano Agreement provides that if such termination occurs following a Change in Control, (i) any incentive stock options granted to Mr. Catalano shall immediately vest and remain exercisable in accordance with the terms of the Plan, (ii) any non-qualified options held by Mr. Catalano that are vested at the date of termination will remain exercisable in accordance with the terms of the Plan and any non-qualified options held by Mr. Catalano at the date of termination shall expire. Additionally, the Company will continue to pay it's portion of Mr. Catalano's premiums for the same or substantially similar Welfare Benefits.

        During his employment with the Company, Mr. Catalano has been awarded options to purchase 900,000 shares of Common Stock, the strike prices of which are 400,000 at $0.08, and 500,000 at $0.14.

Certain Transactions

        enherent had no transactions during 2003 required to be reported under this caption.

Section 16(a) Beneficial Ownership Reporting Compliance

        enherent's directors, executive officers and beneficial owners of more than 10% of its common stock (collectively, "insiders") are required under the Exchange Act to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership in their holdings of enherent common stock. Copies of these reports must also be furnished to enherent. The SEC has established specific due dates, and we are required to disclose in the proxy statement any failure to file by those dates. Based on our review of copies of Section 16(a) reports that we received from insiders for their 2003 transactions, we believe that our insiders have complied with all Section 16(a) filing requirements applicable to them during 2003 with the following exceptions. A Form 3 covering Douglas A. Catalano's becoming a reporting person due to election to the Board of Directors was filed on October 20, 2003 rather than by August 11, 2003. [A Form 4 covering Douglas A. Catalano's Non-Qualified Stock Option Grant for 400,000 shares of enherent Common Stock was filed January 5, 2004 rather than by October 29, 2003. A Form 4 covering Robert Forlenza's Director Stock Option Grant for 20,000 shares of enherent Common Stock was filed November 17, 2003 rather than by November 3, 2003.]

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors ratified the decision of the Audit Committee to select Ernst & Young LLP to serve as enherent's independent public accountants for the year ending December 31, 2003. Ernst & Young LLP has been enherent's auditors since July, 1997.

        The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal years 2003 and 2002.

	2003	2002
Audit services(1)	$95,000	$111,200
All other fees:
Audit-related services(2)	—	—
Tax compliance and advisory services(3)	—	—

Total all other fees(4)	—	—
Total fees	$95,000	$111,200

        Ernst & Young LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2002.

(1)
Audit services of Ernst & Young LLP for 2003 and 2002 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements as well as statutory audits, which are required for certain international subsidiaries, services related to filings made with the Securities and Exchange Commission and other attest services.

(2)
Audit-related services include the required audit of the Company's employee benefit plan. For fiscal year 2002 another firm provided these services. For fiscal 2003 Ernst and Young, LLP has been retained to provide these services but has not performed any work nor billed any fees.

(3)
Tax compliance and advisory services include assistance with the preparation of tax returns of certain of the Company's international subsidiaries, as well as advising management as to the tax implications of certain transactions undertaken by the Corporation. For fiscal year 2002 another firm provided these services. For fiscal year 2003 Ernst and Young, LLP has been retained to provide these services but has not performed any work nor billed any fees.

(4)
The Audit Committee has determined that the provision of services related to audit services, audit-related services, and tax compliance and advisory services is compatible with maintaining the principal accountant's independence.

        The Audit Committee has reviewed and believes that the non-audit related fees are compatible with maintaining auditor independence.

        Your ratification of the Company's selection of Ernst & Young LLP is not necessary because the Audit Committee has responsibility for selection of the Company's independent auditors. Nevertheless, if the appointment is not approved the Audit Committee and the Board of Directors will reconsider its appointment. A representative of Ernst & Young LLP is not expected to be present at the Annual Meeting and, therefore, will not be available to respond to questions and will not have the opportunity to make a statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
INDEPENDENT PUBLIC ACCOUNTANTS FOR 2004.

VOTING RESULTS OF THE ANNUAL MEETING

        The Company will announce the voting results at the meeting and will publish the results in its quarterly report on Form 10-Q for the second quarter of 2004. The Company will file that report with the Securities and Exchange Commission, and you can get a copy by contacting either the Company's Secretary at (860) 687-2215 or the Securities and Exchange Commission at (800) SEC-0330 or www.sec.gov.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of enherent's audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

        The Committee discussed with the independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2003 and two additional meetings with the full Board of Directors. In reliance on the reviews and discussions referred to above, the Committee determined (and the Board has ratified) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee also selected (and the Board ratified) Ernst & Young LLP as the Company's independent auditors for 2004.

Robert Forlenza, Audit Committee Member
Irwin Sitkin, Audit Committee Member

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Under the rules of the SEC, the date by which proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received by enherent for inclusion in its Proxy Statement and form of proxy relating to that meeting is December 5, 2004. Proposals may be mailed to enherent Corp., Secretary, 80 Lamberton Rd., Windsor, CT 06095.

        In addition, a stockholder may bring business before the annual meeting, other than a proposal included in the Proxy Statement, or may submit nominations for director if the stockholder complies with the requirements specified in enherent's bylaws. The requirements include: (i) providing written notice to enherent's Secretary at the above address that is received not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders (subject to adjustment if the subsequent year's annual meeting date is substantially moved, as provided in the bylaws); and (ii) supplying the additional information listed in Article II, Section 7 of enherent's bylaws.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. However, if any other matter calling for a vote of stockholders is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters.

        A COPY OF ENHERENT'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS)
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS BEING MAILED TOGETHER WITH THIS PROXY STATEMENT. SUCH REPORT SHOULD NOT BE CONSIDERED AS PART OF THE PROXY MATERIALS. ADDITIONAL COPIES ARE AVAILABLE AND WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO ENHERENT CORP., 80 Lamberton Rd., Windsor, CT 06095, ATTENTION: FELICIA A. NORVELL, CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ELECTRONICALLY ON ENHERENT'S INTERNET WEBSITE AT HTTP://WWW.ENHERENT.COM. OR ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

By order of the Board of Directors,
/s/ FELICIA A. NORVELL Felicia A. Norvell Secretary

April 8, 2004

ANNEX A

enherent Corp. CHARTER OF THE
NOMINATING COMMITTEE
OF THE
BOARD OF DIRECTORS

        The Board of Directors of enherent Corp. (the "Company") hereby establishes the Nominating Committee (the "Committee") with authority, responsibility, and specific powers as described below.

Organization

        This charter governs the operation of the Nominating Committee. The Committee shall provide a medium within enherent Corp. for consideration of matters relating to the election of members to the enherent Board of Directors.

        The Committee will function as a special advisory committee on matters related to the election of Board members.

Membership

        The Committee shall be appointed by the enherent Board of Directors and shall consist of three (3) members of the enherent Board of Directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. The Committee members shall elect the Chair of this Committee who shall conduct the meetings as well as represent the Committee to the enherent Board of Directors.

Meeting Procedures

        The Committee may meet in person or via teleconference as often as the members deem appropriate and necessary. The Chair shall make announcement of each Committee meeting to the Committee members, and shall provide notice of Committee meetings prior to each meeting by mailing, electronic mailing or facsimile an appropriate announcement to Committee members. The presence of two-thirds members of the Committee either in person or by teleconference will constitute a quorum for meetings of the Committee. A majority vote of the Committee shall constitute an official action of the Committee.

        The Committee will function as a special advisory committee on matters related to the election of Board members, as directed by the enherent Board Chairman. enherent Board of Directors will document the issues, and when appropriate, make recommendations and pose alternatives to the Committee. The Committee will evaluate the alternatives and if a decision can be reached, make the appropriate recommendation to the enherent Board of Directors. The Committee Chair shall provide a reasonable opportunity to persons requesting to appear before the Committee to provide comment, facts or their views on issues under consideration by the Committee. Whenever possible, such persons should provide such statements to the Committee in writing prior to the time of the meeting.

Minutes

        The Committee shall keep regular minutes of each meeting and send a copy of the minutes to members of the Committee and to the members of the Board of Directors who are not members of the Committee.

Charter Amendment

        Any member of the Committee may submit proposed amendments to this Charter to the Board of Directors. The Board of Directors shall circulate any proposed Charter amendment(s) to members of the Committee immediately upon receipt. By a majority vote, the Board may approve the amendments to this Charter.

Committee Duties

        The Nominating Committee prepares a list of candidates to fill the expiring terms of Directors on the enherent Board of Directors. Said list of candidates shall be submitted to the Board of Directors on or before December 1 preceding the next Annual Meeting. All the nominees are submitted for election at the Annual Meeting of stockholders. In selecting candidates for the enherent Board of Directors, the Nominating Committee keeps in mind the functions of this body, as well as any Nominating Agreements entered into by enherent Corp.

        The Nominating Committee prepares a list of candidates to fill any vacancies on the Board resulting from the departure of a Board Member for any reason. Said list of candidates shall be submitted to the Board of Directors as soon as practicable after the vacancy. The nominee(s) will be submitted for election at the next Annual Meeting of stockholders provided there has been sufficient time to submit the nominee(s) to the Board of Directors for inclusion in the Proxy Statement for the Annual Meeting. If there has not been sufficient time for inclusion in the Proxy Statement, said nominee(s) shall be submitted at the following Annual Meeting or at a Special Meeting of the Shareholders, whichever is determined by the Board of Directors to be in the best interests of the Company.

					Please Mark Here for Address Change or Comments SEE REVERSE SIDE		☐
1. Election of Directors	FOR ☐	WITHHELD ☐	EXCEPTIONS* ☐	2. Ratification of the appointment of accountants. The Board of Directors recommends a vote "FOR" the ratification of accountants.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board of Directors recommends a vote "FOR" the nominees listed below: Nominees: 01 Douglas Mellinger 02 Douglas Catalano				3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
*Exceptions:				Check here if you: - plan to attend the Annual Meeting		☐
To vote your shares for all director nominees mark the "For" box on Item 1. To withhold your votes for all nominees, mark the "Withheld" box. If you do not wish your shares voted for a				- want to stop receiving more than one Annual Report at this address		☐
particular nominee, mark the "Exceptions" box and enter the name(s) of the exception(s) in the space provided. Such a mark will be deemed a vote "FOR" a nominee other than these listed as exceptions.
Dated: ____________________________________________, 2004
___________________________________________________ Signature
___________________________________________________ Signature
Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. VOTES MUST BE INDICATED ☒ IN BLACK OR BLUE INK.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/enht	OR	Telephone 1-800-435-6710	OR	Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY/VOTING INSTRUCTION CARD

        This Proxy is solicited on behalf of the Board of Directors of enherent Corp. for the Annual Meeting of Stockholders on May 5, 2004.

        The undersigned hereby authorizes Felicia A. Norvell and James C. Minerly, and each or any of them with power to appoint his substitute, to vote as Proxy for the undersigned at the Annual Meeting of Stockholders to be held at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut, 06095, on May 5, 2004 at 2:00 p.m. EST, or any adjournment or postponement thereof, the number of shares which the undersigned would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where the undersigned does not specify a choice.

CAUTION! PLEASE DO NOT FOLD, STAPLE, OR TEAR THIS CARD

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

QuickLinks

ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
MEETINGS AND CERTAIN COMMITTEES OF THE BOARD
STOCKHOLDER COMMUNICATIONS
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIVIDEND REINVESTED TOTAL RETURN
Option Grants In Last Fiscal Year
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2004.
VOTING RESULTS OF THE ANNUAL MEETING
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
ANNEX A
enherent Corp. CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS